                                                                   Exhibit 10.38

                                  SECOND WAIVER

                  SECOND WAIVER, dated as of April 15, 2002 (this "WAIVER"), to the Credit Agreement dated as of October 29, 1999 (as heretofore amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among PF.Net Corp., a Delaware corporation (the "BORROWER"), the lenders and financial institutions from time to time party thereto (collectively, the "LENDERS") and Wachovia Bank, National Association (formerly known as First Union National Bank), in its capacity as the administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders.

                              W I T N E S S E T H :

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have made certain loans and other extensions of credit to the Borrower;

                  WHEREAS, pursuant to and subject to the terms of a Waiver dated as of March 20, 2002, the Lenders agreed to waive, but only until April 15, 2002, the occurrence and continuance of certain Defaults and Events of Default under the Credit Agreement;

                  WHEREAS, the Borrower has requested that the Lenders continue to waive any Defaults or Events of Default that have occurred and are continuing under the Credit Agreement through April 30, 2002; and

                  WHEREAS, the Lenders are willing to agree to the requested waiver, subject to the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement.

                  2. WAIVER. The Lenders hereby waive, but only until the expiration of the Waiver Period (as defined below), any Default or Event of Default under Sections 7.01(c), (d) or (e) of the Credit Agreement arising by reason of (a) any failure by the Borrower to comply with Section 6.14 (Minimum Cumulative Dark Fiber/Conduit Revenue/Proceeds), Section 6.15 (Minimum Consolidated Operating Revenues) and Section 6.16 (Consolidated EBITDA) of the Credit Agreement for the period ending March 31, 2002, (b) any failure by the Borrower to comply with Sections 5.01(a) or (d) (Financial Statements and Other Information) or Section 5.02(a) (Notice of Material Events) of the Credit Agreement; PROVIDED that the Borrower shall deliver to the Administrative Agent and the Lenders as soon as available financial statements in respect of the 2001 fiscal year of the Borrower, (c) any failure by the Borrower to comply with
Section 5.05 (Payment of Obligations) of the Credit Agreement, (d) any failure by the Borrower to comply with Section 6.02(ii) (Liens) of the Credit Agreement as a result of the creation of any

Lien not permitted under clause (b) of the definition of Permitted Encumbrances or (e) any failure of any representation or warranty made or deemed made by or on behalf of any Loan Party in connection with any extension of credit under the Credit Agreement to have been true and correct in all respects (or, in the case of any representation or warranty that is not qualified as to materiality, in all material respects) as of the date made or deemed made. The term "WAIVER PERIOD" shall mean the period from the date hereof until the earliest to occur of (i) the occurrence of any Default or Event of Default not expressly waived pursuant to this Waiver, (ii) April 30, 2002 or (iii) any failure by the Borrower to comply with Section 3 of this Waiver.

                  3. LIMITATION ON BORROWING AND RESTRICTED PAYMENTS. (a) The Borrower hereby acknowledges and agrees that the Borrower shall not have the right to, and shall not, make a Borrowing Request or request the issuance of any Letter of Credit, and that the Lenders shall have no obligation to honor any such Borrowing Request or issue any such Letter of Credit.

         (b) The Borrower hereby agrees that during the Waiver Period it shall not have the right, and shall not, make any Restricted Payment, except on account of Permitted Parent Expenses, otherwise permitted under Section 6.06(iv) (Restricted Payments) of the Credit Agreement.

                  4. REPRESENTATIONS AND WARRANTIES. After giving effect to this Waiver, the Borrower hereby confirms, reaffirms and restates in all respects the representations and warranties set forth in Article 3 (other than Section 3.04(c)) of the Credit Agreement MUTATIS MUTANDIS, except that where such representations and warranties relate to an earlier date, such representations and warranties shall have been true and correct in all material respects as of such earlier date.

                  5. VALIDITY OF OBLIGATIONS; RELEASE. Each Loan Party acknowledges and agrees that (a) such Loan Party is truly and justly indebted to the Lenders and the Administrative Agent for the Obligations, without defense, counterclaim or offset of any kind, and such Loan Party ratifies and reaffirms the validity, enforceability and binding nature of such Obligations and (b) such Loan Party has no claim, right or cause of action of any kind against any Lender, the Administrative Agent or any of such Lender's or the Administrative Agent's present or former subsidiaries, Affiliates, officers, directors, employees, attorneys or other representatives or agents (collectively with their respective successors and assigns, the "LENDER PARTIES") in connection with the Obligations, this Waiver, the Credit Agreement and the other Loan Documents, or the transactions contemplated hereby or thereby. Each Loan Party unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, releases, waives and forever discharges (and further agrees not to allege, claim or pursue) any and all claims, rights, liabilities, causes of action, counterclaims or defenses of any kind whatsoever, in contract or in tort, in law or in equity, whether known or unknown, direct or derivative, which such Loan Party or any predecessor, successor or assign might otherwise have or may have against any Lender Party on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the Effective Date in connection with the Obligations, this Waiver, the Credit Agreement and the other Loan Documents, or the transactions contemplated hereby or thereby.

                  6. CONDITIONS PRECEDENT. This Waiver shall become effective on the date of satisfaction of the following conditions precedent (the "EFFECTIVE DATE"):

                  (a) WAIVER. The Administrative Agent shall have received counterparts of this Waiver, duly executed by the Borrower, the other Loan Parties, the Administrative Agent and the Required Lenders.

                  (b) NO DEFAULT OR EVENT OF DEFAULT. After giving effect to this Waiver, no Default or Event of Default shall have occurred and be continuing.

                  (c) FEES AND EXPENSES. The Administrative Agent and the Lenders shall have received payment of all fees and expenses required to be paid pursuant to Section 9.03 of the Credit Agreement for which invoices have been presented.

                  7. CONTINUING EFFECT; NO OTHER WAIVERS OR AMENDMENTS. Except as expressly waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The waiver contained herein shall not constitute a waiver, amendment or modification of any other provision of the Credit Agreement or the other Loan Documents and does not indicate the Lenders' willingness to consent to any other waiver, amendment or modification of the Credit Agreement or the other Loan Documents. The Administrative Agent and the Lenders expressly reserve the right to exercise all of their rights and remedies under the Credit Agreement, the other Loan Documents and applicable law at any time after the expiration of the Waiver Period in respect of the occurrence and continuance of any Default or Event of Default waived pursuant to Section 2.

                  8. GUARANTORS. Each Loan Party party to a Guarantee and Subordination Agreement acknowledges and consents to all of the terms and conditions of this Waiver and agrees that this Waiver does not operate to reduce or discharge such Loan Party's obligations under such Guarantee or the other Loan Documents to which such Loan Party is a party.

                  9. GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                  10. COUNTERPARTS. This Waiver may be executed by the parties hereto in any number of separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Waiver by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Waiver.

                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their duly authorized representatives as of the date first above written.

                                  PF.NET CORP.


                                  By: /s/ W. TERRELL WINGFIELD JR.
                                     ---------------------------------
                                  Name: W. Terrell Wingfield Jr.
                                  Title: Vice President


                                  VELOCITA CORP.


                                  By: /s/ KIRBY G. PICKLE, JR.
                                     ---------------------------------
                                  Name: Kirby G. Pickle, Jr.
                                  Title: Chief Executive Officer


                                  PF.NET CONSTRUCTION CORP.


                                  By: /s/ W. TERRELL WINGFIELD JR.
                                     ---------------------------------
                                  Name: W. Terrell Wingfield Jr.
                                  Title: Vice President


                                  PF.NET SUPPLY CORP.


                                  By: /s/ W. TERRELL WINGFIELD JR.
                                     ---------------------------------
                                  Name: W. Terrell Wingfield Jr.
                                  Title: Vice President

                                  PF.NET NETWORK SERVICES CORP.


                                  By: /s/ W. TERRELL WINGFIELD JR.
                                     ---------------------------------
                                  Name: W. Terrell Wingfield Jr.
                                  Title: Vice President


                                  PF.NET PROPERTY CORP.


                                  By: /s/ W. TERRELL WINGFIELD JR.
                                     ---------------------------------
                                  Name: W. Terrell Wingfield Jr.
                                  Title: Vice President


                                  PF.NET VIRGINIA CORP.


                                  By: /s/ W. TERRELL WINGFIELD JR.
                                     ---------------------------------
                                  Name: W. Terrell Wingfield Jr.
                                  Title: Vice President


                                  PF.NET VIRGINIA, LLC


                                  By: /s/ W. TERRELL WINGFIELD JR.
                                     ---------------------------------
                                  Name: W. Terrell Wingfield Jr.
                                  Title: Vice President


                                  PF.NET NETWORK SERVICES EAST LLC


                                  By: /s/ W. TERRELL WINGFIELD JR.
                                     ---------------------------------
                                  Name: W. Terrell Wingfield Jr.
                                  Title: Vice President

                                  PF.NET NETWORK SERVICES WEST LLC


                                  By: /s/ W. TERRELL WINGFIELD JR.
                                     ---------------------------------
                                  Name: W. Terrell Wingfield Jr.
                                  Title: Vice President


                                  PF.NET CONSTRUCTION SERVICES LLC


                                  By: /s/ W. TERRELL WINGFIELD JR.
                                     ---------------------------------
                                  Name: W. Terrell Wingfield Jr.
                                  Title: Vice President


                                  PF.NET SUPPLY LLC


                                  By: /s/ W. TERRELL WINGFIELD JR.
                                     ---------------------------------
                                  Name: W. Terrell Wingfield Jr.
                                  Title: Vice President


                                  WACHOVIA BANK, NATIONAL ASSOCIATION
                                  as Administrative Agent and as a Lender


                                  By: /s/ G. C. ULLRICH
                                     ---------------------------------
                                  Name: G. C. Ullrich
                                  Title: Senior Vice President


                                  ABN AMRO BANK N.V.


                                  By: /s/ WILLIAM J. TERESKY, JR.
                                     ---------------------------------
                                  Name:  William J. Teresky, Jr.
                                  Title: Group Vice President


                                  By: /s/ PARKER H. DOUGLAS
                                     ---------------------------------
                                  Name:  Parker H. Douglas
                                  Title: Group Vice President

                                  BANK OF AMERICA, N.A.


                                  By: /s/ PATRICK HONEY
                                     ---------------------------------
                                  Name: Patrick Honey
                                  Title: Vice President


                                  BANKERS TRUST COMPANY


                                  By: /s/ ANCA TRIFAN
                                     ---------------------------------
                                  Name: Anca Trifan
                                  Title: Director


                                  CISCO SYSTEMS CAPITAL CORPORATION


                                  By: /s/ BRIAN P. FUKUHARA
                                     ---------------------------------
                                  Name:  Brian P. Fukuhara
                                  Title: Chief Credit Officer


                                  CREDIT LYONNAIS-NEW YORK BRANCH


                                  By: /s/ LINDA D. TULLOCH
                                     ---------------------------------
                                  Name: Linda D. Tulloch
                                  Title: Vice President

                                  WESTDEUTSCHE LANDESBANK
                                  GIROZENTRALE


                                  By: /s/ RICHARD GARBARINO
                                     ---------------------------------
                                  Name:  Richard Garbarino
                                  Title: Managing Director


                                  By: /s/ CYRIL DERVELOY
                                     ---------------------------------
                                  Name:  Cyril Derveloy
                                  Title: Associate Director